Case 2:18-cv-00079-RFB-EJY Document 36 Filed 09/25/19 Page 4 of 5

Case 2:18-cv-00079-RFB-EJY Document 36 Filed 09/25/19 Page 5 of 5

Douglas D. Gerrard, Esq.
Nevada Bar No. 4613
dgerrard@gerrard-cox.com
Gary C. Milne, Esq.
Nevada Bar No. 3653
gmilne@gerrard-cox.com
GERRARD COX LARSEN
2450 St. Rose Parkway, Suite 200
Henderson, NV 89074
Tel. (702)796-4000
Fax. (702)796-4848
Attorneys for mCig, Inc., Michael Hawkins, and Paul Rosenberg

UNITED STATES DISTRICT COURT

DISTRICT OF NEVADA

ZOHA DEVELOPMENT, LLC, a Nevada limited liability company; RONALD SASSANO, an individual, Plaintiffs, SCALABLE SOLUTIONS L.L.C., a Nevada corporation; a MCIG, INC. Nevada limited liability company; MICHAEL HAWKINS, an individual; PAUL ROSENBERG, an individual; DOE Individuals 1-10; and ROE Entities I-X, Defendants.	Case No. 2:18-cv-00079-RFB-GWF **NOTICE OF ENTRY OF STIPULATION AND ORDER TO DISMISS, WITH PREJUDICE**

NOTICE IS HEREBY GIVEN **that STIPULATION AND ORDER TO D ISMISS, WITH PREJUDICE, was** entered herein on the 25th day of September, 2019. A copy of said Order is attached hereto as Exhibit "1".

DATED this <u>25th</u>, day of September, 2019. **GERRARD COX & LARSEN**

/s/ Douglas D. Gerrard, Esq.
Douglas D. Gerrard, Esq.
Nevada Bar No. 4613
Gary C. Milne, Esq.
Nevada Bar No. 3653
2450 Saint Rose Pkwy., Suite 200
Henderson, Nevada 89074

GERRARD, COX & LARSEN
2450 St. Rose Parkway, Suite 200
Henderson, NV 89074
O:(702)796-4000 F:(702)796-47848

CERTIFICATE OF SERVICE

I hereby certify that I am an employee of GERRARD COX LARSEN, and that on the 25th day of September, 2019, I served a copy of the **NOTICE OF ENTRY OF STIPULATION AND ORDER TO DISMISS, WITH PREJUDICE [ECF. No. 32]**, as follows:

[x] a. Electronically Mailed by ECF System to the following:

Douglas D. Gerrard dgerrard@gerrard-cox.com, emedellin@gerrard-cox.com, fbiedermann@gerrard-cox.com, gmilne@gerrard-cox.com, jlangeveld@gerrard-cox.com , kgonzales@gerrard-cox.com, kjohnson@gerrard-cox.com, nhenderson@gerrard-cox.com

Gary C. Milne gmilne@gerrard-cox.com

Antony M Santos tony@amsantoslaw.com, mjb@amsantoslaw.com

DATED this 25th day of September, 2019. **GERRARD COX LARSEN**

Kanani Gonzales, an employee of
GERRARD COX & LARSEN

EXHIBIT 1

EXHIBIT 1

Douglas D. Gerrard, Esq.
Nevada Bar No. 4613
dgerrard@gerrard-cox.com
Gary C. Milne, Esq.
Nevada Bar No. 3653
gmilne@gerrard-cox.com
GERRARD COX LARSEN
2450 St. Rose Parkway, Suite 200
Henderson, NV 89074
Tel. (702)796-4000
Fax. (702)796-4848
Attorneys for mCig, Inc., Michael Hawkins, and Paul Rosenberg

UNITED STATES DISTRICT COURT

DISTRICT OF NEVADA

ZOHA DEVELOPMENT, LLC, a Nevada limited liability company; RONALD SASSANO, an individual,

Plaintiffs,

vs.

SCALABLE SOLUTIONS L.L.C., a Nevada corporation; a MCIG, INC. Nevada limited liability company; MICHAEL HAWKINS, an individual; PAUL ROSENBERG, an individual; DOE Individuals 1-10; and ROE Entities I-X,

Defendants.

Case No. 2:18-cv-00079-RFB-GWF

STIPULATION AND ORDER TO DISMISS, WITH PREJUDICE

The parties, through their respective counsel of record, hereby stipulate and agree to dismiss all claims that have been brought and/or that could have been brought in the above titled litigation with prejudice.

The parties hereby further stipulate and agree that each party shall bear its or his own attorneys' fees and costs.

This stipulation is entered into in good faith, in the interests of judicial economy and not for the purpose of delay.

///

///

GERRARD, COX & LARSEN
2450 St. Rose Parkway, Suite 200
Henderson, NV 89074
O:(702)796-4000 F:(702)796-47848

This dismissal **does** completely resolve this entire matter.

IT IS SO STIPULATED AND AGREED.

DATED this 24 day of September, 2019.

AM SANTOS LAW, CHTD.

____
Anthony M. Santos, Esq.
Nevada Bar No. 11265
2620 Regatta Drive, No. 102
Las Vegas, NV 89128

Attorneys for Plaintiffs Zoha Development, LLC & Ronald Sassano

GERRARD COX LARSEN

for /s/ Douglas D. Gerrard, Esq.
Douglas D. Gerrard, Esq.
Nevada Bar No. 4613
Gary C. Milne, Esq.
Nevada Bar No. 3653
2450 St. Rose Parkway, Suite 200
Henderson, NV 89074
Attorneys for Defendants, mCig, Inc., Michael Hawkins, and Paul Rosenberg

ORDER

The parties to this action have stipulated and agreed to the dismissal of the entire action with prejudice as set forth in the stipulation, and good cause appearing;

IT IS HEREBY ORDERED that any and all claims brought in this action are DISMISSED WITH PREJUDICE, with each party bearing its/his own respective attorney's fees and costs occurred herein.

THIS MATTER IS CLOSED.

IT IS SO ORDERED.

____
RICHARD F. BOULWARE, II
UNITED STATES DISTRICT JUDGE

DATED this 25th day of September, 2019.

GERRARD, COX & LARSEN
2450 St. Rose Parkway, Suite 200
Henderson, NV 89074
O:(702)796-4000 F:(702)796-47848